LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 1, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 1, 2017, OF

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND

Effective June 1, 2017, the following text replaces the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio managers: Paul D. Ehrlichman, Sean M. Bogda, CFA, Safa R. Muhtaseb, CFA and Grace Su. Mr. Ehrlichman (a Managing Director and a Portfolio Manager of ClearBridge), Mr. Bogda (a Managing Director and a Portfolio Manager of ClearBridge) and Mr. Muhtaseb (a Managing Director and a Portfolio Manager of ClearBridge) have been portfolio managers for the fund since its inception. Ms. Su (a Managing Director and a Portfolio Manager of ClearBridge) has been a portfolio manager for the fund since June 2017.

Effective June 1, 2017, the following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Paul D. Ehrlichman, Sean M. Bogda, CFA, and Safa R. Muhtaseb, CFA, have managed the fund’s portfolio since its inception. Grace Su has managed the fund’s portfolio since June 2017.

Mr. Ehrlichman is a Managing Director and a Portfolio Manager on the International and Global Value Equity team at ClearBridge. Prior to April 2013, he served as a managing director and head of global equities at ClearBridge Global Currents Investment Management, LLC (“CBGC”). Prior to July 2008, he served as Global Equity Chief Investment Officer at Brandywine Global Investment Management (“Brandywine”), where he managed the international and global value equity team, originally joining Brandywine in 1988. Mr. Ehrlichman has 34 years of investment industry experience. He earned a B.S. degree in Finance and Quantitative Analysis from La Salle University, graduating cum laude.

Mr. Bogda is a Managing Director and a Portfolio Manager on the International and Global Value Equity team at ClearBridge. He is responsible for covering the energy, industrials and consumer discretionary sectors. Prior to April 2013, he was a managing director and a portfolio manager at CBGC. Mr. Bogda was previously with Brandywine as a global equity portfolio manager (1993-2008). He has 24 years of investment industry experience. Mr. Bogda is a CFA Charterholder and earned a B.S. in Finance from the University of Colorado, graduating cum laude.

Mr. Muhtaseb is a Managing Director and a Portfolio Manager on the International and Global Value Equity team at ClearBridge. He is responsible for contributions to research of investments across countries and sectors and general and stock recommendations for the firm’s equity strategies. Prior to April 2013, he was a managing director and a portfolio manager at CBGC. Mr. Muhtaseb was previously with Brandywine as a global equity portfolio manager (2004-2008), bringing with him over 29 years of investment industry experience. He was also with Goldman Sachs Asset Management as a senior portfolio manager for global and international products (2001-2004). Mr. Muhtaseb is a CFA Charterholder, earned an M.B.A. in Finance from the University of Tennessee and graduated cum laude with a B.S. in Business Administration from Old Dominion University.

Ms. Su is a Managing Director and a Portfolio Manager on the International and Global Value Equity team at ClearBridge. Prior to 2017, she worked as a research analyst at ClearBridge. She joined Brandywine in 2005 as a Research Analyst. Ms. Su previously worked as an Equity Research Analyst at Bear Stearns & Co. and as a Business Analyst at Mitchell Madison Group. She has 16 years of investment industry experience. Ms. Su earned an M.B.A. in Finance from the Wharton School at the University of Pennsylvania and a B.S. in Business Administration from the Haas School of Business, University of California, Berkeley.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

CBAX377777

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